SUPPLEMENT TO THE PROSPECTUS OF
                       EVERGREEN SELECT FIXED INCOME FUNDS



I.       Evergreen Select High Yield Bond Fund (the "Fund")

         The section in the prospectus entitled "Investment Strategy" on the fund-specific page for the Fund is revised to reflect that the bonds that the Fund intends to invest in are U.S. dollar-denominated bonds and that the Fund may also invest up to 15% of its assets in Yankee bonds, which are U.S. dollar-denominated bonds issued by foreign banks and corporations.

         Under the section for the Fund entitled "Risk Factors," the following disclosure should be added:

         "In addition, the Fund's investment in Yankee bonds may expose it to certain unique risks of investing in non-U.S. securities. For example, political turmoil and economic instability in the countries issuing the Yankee bonds in which the Fund invests could adversely affect the value of your investment. Certain non-U.S. countries have less developed and less regulated securities markets and accounting systems than the U.S. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected."



March 10, 2000                                                   552986   3/00